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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) April 19, 2005

                        Superconductor Technologies Inc.
               (Exact Name of Registrant as Specified in Charter)

             Delaware                   0-21074                 77-0158076
 (State or Other Jurisdiction   (Commission File Number)       (IRS Employer
       of Incorporation)                                     Identification No.)

      460 Ward Drive, Santa Barbara, CA                            93111
   (Address of Principal Executive Offices)                     (Zip Code)

       Registrant's telephone number, including area code: (805) 690-4500

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     The Company hired Mr. Terry White as Vice President, Worldwide Sales and entered into an Employment Agreement with Mr. White. On April 14, 2005, the Company issued a press release regarding Mr. White which is attached hereto as an exhibit. The following is a brief description of the terms of the agreement.

     The Employment Agreement provides for the following:

          .    Appointment as Vice President, Worldwide Sales;

          .    A base salary of $220,000 per year;

          .    An annual sales bonus;

          The sales incentive bonus for 2005 shall be based on a mutually acceptable revenue plan for net commercial product sales as follows:

             Net Commercial
              Product Sales                     Bonus Formula
               (% of Plan)                 (Percentage of Base Salary)
          ---------------------      ------------------------------------------

               Less than 70%         0%
                70% to 100%          10% to 30% (linear scale)
                 Over 100%           2.0% of the amount by which net commercial
                                     product sales exceed plan

          . The sales targets and bonus payments are for the full year 2005 and will be pro rated based on Mr. White's April 2005 start date. The bonus structure for future years is to be mutually agreed upon.

          . A stock option for an additional 1,000,000 shares of stock to be granted after shareholder approval of an increase in the shares authorized for grants under the 2003 Equity Incentive Plan; and

          . Accelerated vesting of his stock options in the event of an Involuntary Termination or a Change of Control (both as defined in the Employment Agreement);

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)   Exhibits.

     Press Release dated April 19, 2005.

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                                   SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Superconductor Technologies Inc.


Date:  April 19, 2005                           By: /s/ Martin S. McDermut
                                                    ----------------------------
                                                    Martin S. McDermut,
                                                    Senior Vice President,
                                                    Chief Financial Officer
                                                    and Secretary

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